John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Deutsche Bank Securities Inc

                             Mitsubishi UFJ Securities USA Inc

                             RBS Securities Inc

                             UBS Securities LLC

Co-Manager(s)                Banc of America Securities LLC

                             Barclays Capital

                             BNP Paribas

                             BNY Mellon Capital Markets LLC

                             Broadpoint Capital Inc

                             Citigroup Global Markets Inc

                             Daiwa Securities America Inc

                             Goldman Sachs & Co

                             JP Morgan

                             Lloyds TSB Bank PLC

                             Mizuho Securities USA Inc

                             Morgan Stanley

                             SunTrust Robinson Humphrey

                             US Bancorp Investments Inc

                             Wells Fargo & Co

(2)         Names of Issuers: Comcast Corp

(3)         Title of Securities: CMCSA 6.4 3/40 c#20030NBB6

(4)         Date of First Offering: 2/24/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.524

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  47

(9)     Trade Date:  2/24/2010

(10)   Portfolio Assets on Trade Date: $461,590,421

(11)   Price Paid per Unit: $99.524

(12)   Total Price Paid by Portfolio:

530,000 bonds @ $99.524 = $527,477.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $99.524 = $19,904,800

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         47 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/24/2010___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Banc of America Securities LLC

         Barclays Capital

         Citigroup Global Markets Inc

         Credit Suisse

         Deutsche Bank Securities Inc

         Goldman Sachs & Co

         Morgan Stanley

         SunTrust Robinson Humphrey

         UBS Securities LLC

         US Bancorp Investments Inc

         Wells Fargo Securities LLC

(2)         Names of Issuers: Qwest Communications

(3)         Title of Securities: Qwest Communications Intl QUS 8 10/01/15

(4)         Cusip: 749121BZ1

(5)         Date of First Offering: 9/14/09

(6)         Amount of Total Offering: $550,000,000

(7)         Unit Price of Offering: 98.244

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NORDIC TEL CO HL	TDCDC	8.875	5/1/2016	Telecom - Integrated/Services	8.341
INTELSAT SUB HLD	INTEL	8.875	1/15/2015	Telecom - Integrated/Services	8.343
CITIZENS UTIL CO	FTR	7.125	3/15/2019	Telecom - Integrated/Services	8.362

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 9/14/09

(11)   Portfolio Assets on Trade Date: $780,286,593

(12)   Price Paid per Unit: 98.244

(13)   Total Price Paid by Portfolio: $1,473,660

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,929,760

(15)   % of Portfolio Assets Applied to Purchase

0.19%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver

Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            JP Morgan Securities

                                                            Morgan Stanley

                                                            Wells Fargo & Co

(2)         Names of Issuers: Adobe Systems, Inc

(3)         Title of Securities: ADBE 3.25 2/15 cusip 00724FAA9

(4)         Date of First Offering: 1/25/2010

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.826

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  1/25/2010

(10)   Portfolio Assets on Trade Date: $461,221,486

(11)   Price Paid per Unit: $99.826

(12)   Total Price Paid by Portfolio:

520,000 bonds @ $99.826 = $519,095.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $99.826 = $19,965,200

(14)   % of Portfolio Assets Applied to Purchase

0.112%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/25/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager   Barclays Capital

Co-Manager(s)   Bayerische Landesbank (US)

                             Citigroup Global Markets Inc

                             Credit Suisse Securities USA LLC

                             Daiwa Securities America Inc

                             NAB Capital Markets

                             RBC Capital Markets

                             Scotia Capital Inc

                             SG Americas Securities LLC

                             SunTrust Robinson Humphrey

                             Wells Fargo Securities LLC

(2)         Names of Issuers: Barclays Bank PLC

(3)         Title of Securities: BACR 5.125 01/20 c#06739GAR0

(4)         Date of First Offering: 1/5/2010

(5)         Amount of Total Offering:  $3,000,000,000.00

(6)         Unit Price of Offering: $ 99.183

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: over 300

(9)     Trade Date:  1/5/2010

(10)   Portfolio Assets on Trade Date: $457,234,461

(11)   Price Paid per Unit: $99.183

(12)   Total Price Paid by Portfolio:

1,015,000 bonds @ $99.183 = $1,006,707.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000  bonds @ $99.183 = $39,673,200

(14)   % of Portfolio Assets Applied to Purchase

0.220%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         Over 300 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/5/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Deutsche Bank Securities Inc

                             Mitsubishi UFJ Securities USA Inc

                             RBS Securities Inc

                             UBS Securities LLC

Co-Manager(s)                Banc of America Securities LLC

                             Barclays Capital

                             BNP Paribas

                             BNY Mellon Capital Markets LLC

                             Broadpoint Capital Inc

                             Citigroup Global Markets Inc

                             Daiwa Securities America Inc

                             Goldman Sachs & Co

                             JP Morgan

                             Lloyds TSB Bank PLC

                             Mizuho Securities USA Inc

                             Morgan Stanley

                             SunTrust Robinson Humphrey

                             US Bancorp Investments Inc

                             Wells Fargo & Co

(2)         Names of Issuers: Comcast Corp

(3)         Title of Securities: CMCSA 5.15 3/20 c# 20030NBA8

(4)         Date of First Offering: 2/24/2010

(5)         Amount of Total Offering:  $1,400,000,000.00

(6)         Unit Price of Offering: $ 99.899

Comparable Securities

1) CMCSA c# 20030NAZ4

2) TRICN c# 884903BG9

3) TELVIS c# 40049JAW7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  47

(9)     Trade Date:  2/24/2010

(10)   Portfolio Assets on Trade Date: $461,590,421

(11)   Price Paid per Unit: $99.899

(12)   Total Price Paid by Portfolio:

795,000 bonds @ $99.899 = $794,197.05

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000  bonds @ $99.899 = $29,969,700

(14)   % of Portfolio Assets Applied to Purchase

         0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         47 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/24/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager   Credit Suisse

Co-Manager(s)   Banc of America Securities LLC

                             Banco Popular North America

                             Bank of New York Mellon Corp/The

                             BB&T Corp

                             Citigroup Global Markets Inc

                             Comerica Securities

                             Deutsche Bank Securities Inc

                             DZ Financial Markets LLC

                             Fifth Third Securities Inc

                             FTN Financial

                             Keybanc Capital Markets

                             Morgan Keegan & Co

                             RBC Capital Markets

                             Stifel Nicolaus & Co Inc

                             US Bancorp

                             Wells Fargo & Co

(2)         Names of Issuers: Credit Suisse

(3)         Title of Securities: CS 5.4 1/14/20 cusip 22546QAD9

(4)         Date of First Offering: 1/11/2010

(5)         Amount of Total Offering:  $2,500,000,000.00

(6)         Unit Price of Offering: $ 99.756

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 154

(9)     Trade Date:  1/11/2010

(10)   Portfolio Assets on Trade Date: $457,700,687

(11)   Price Paid per Unit: $99.756

(12)   Total Price Paid by Portfolio:

245,000 bonds @ $99.756 = $244,402.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.756 = $24,939,000

(14)   % of Portfolio Assets Applied to Purchase

0.053%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         154 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/11/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Bank of America Credit Suisse

Co - Mgrs                                  Barclays Capital

                                                            JP Morgan Securities

                                                            Deutsche Bank

                                                            RBC Capital Markets

                                                            Wells Fargo & Co

(2)         Names of Issuers: Discover Card Master Trust

(3)         Title of Securities: DCENT 2010 – A1 A1 cusip 254683AL9

(4)         Date of First Offering: 1/26/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 100.00

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:24

(9)     Trade Date:  1/26/2010

(10)   Portfolio Assets on Trade Date: $461,221,486

(11)     Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio:

3,903,000 bonds @ $100 = $3,903,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         150,000,000  bonds @ $100 = $150,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.846%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         24 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/26/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Citigroup Global Markets Inc

                             Morgan Stanley

                             Wells Fargo Securities LLC

Co-Manager(s)                Deutsche Bank Securities Inc

                             HSBC Securities

                             RBC Capital Markets

                             RBS Securities Inc

Jr Co-Manager(s)             Mizuho Securities USA Inc

                             NBF Securities USA Corp

                             Societe Generale

(2)         Names of Issuers: Enbridge Energy Partners

(3)         Title of Securities: EEP 5.2 3/20 c# 29250RAS5

(4)         Date of First Offering: 2/25/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.959

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  19

(9)     Trade Date:  2/25/2010

(10)   Portfolio Assets on Trade Date: $462,451,411

(11)   Price Paid per Unit: $99.959

(12)   Total Price Paid by Portfolio:

265,000 bonds @ $99.959 = $264,891.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.959 = $9,995,900

(14)   % of Portfolio Assets Applied to Purchase

         0.057%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         19 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/25/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            JP Morgan Securities

                                                            Morgan Stanley

                                                            Wells Fargo & Co

(2)         Names of Issuers: Adobe Systems, Inc.

(3)         Title of Securities: ADBE 4.75 2/20 cusip 00724FAB7

(4)         Date of First Offering: 1/25/2010

(5)         Amount of Total Offering:  $900,000,000.00

(6)         Unit Price of Offering: $ 99.387

Comparable Securities

1) Cisco Sys – C# 17275RAH5

2) Oracle Corp – C# 68389XAG0

3) SYSCO Corp – C# 871829AM9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  1/25/2010

(10)   Portfolio Assets on Trade Date: $461,221,486

(11)   Price Paid per Unit: $99.387

(12)   Total Price Paid by Portfolio:

655,000 bonds @ $99.387 = $650,984.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.387 = $24,846,750

(14)   % of Portfolio Assets Applied to Purchase

0.141%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/25/2010___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers and Joint Lead Managers:

         BofA Merrill Lynch

         Citi

         Joint Lead Manager:

         TD Securities

         Co-Managers:

         Barclays Capital

         JPMorgan

         Wells Fargo Securities

         BNY Mellon Capital Markets LLC

(2)         Names of Issuers: TD Ameritrade Holding Co

(3)         Title of Securities: TD Ameritrade 4.15%

(4)         Cusip: 87236YAB4

(5)         Date of First Offering: 11/20/09

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 99.901

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
E*TRADE FINL	7.875	12/1/2015	Brokerage	9.892
E*TRADE FINL	12.5	11/30/2017	Brokerage	11.525
LABRANCHE & CO	11	5/15/2012	Brokerage	12.684

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 11/20/09

(11)   Portfolio Assets on Trade Date: $731,127,577

(12)   Price Paid per Unit: 99.901

(13)   Total Price Paid by Portfolio: $349,654

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,998,020

(15)   % of Portfolio Assets Applied to Purchase

0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers and Joint Lead Managers:

         BofA Merrill Lynch

         Citi

         Joint Lead Manager:

         TD Securities

         Co-Managers:

         Barclays Capital

         JPMorgan

         Wells Fargo Securities

         BNY Mellon Capital Markets LLC

(2)         Names of Issuers: TD Ameritrade Holding Co

(3)         Title of Securities: TD Ameritrade 5.6%

(4)         Cusip: 87236YAA6

(5)         Date of First Offering: 11/20/09

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 99.862

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
E*TRADE FINL	7.875	12/1/2015	Brokerage	9.892
E*TRADE FINL	12.5	11/30/2017	Brokerage	11.525
LABRANCHE & CO	11	5/15/2012	Brokerage	12.684

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 11/20/09

(11)   Portfolio Assets on Trade Date: $731,127,577

(12)   Price Paid per Unit: 99.862

(13)   Total Price Paid by Portfolio: $499,310

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$18,973,780

(15)   % of Portfolio Assets Applied to Purchase

0.07%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Goldman Sachs & Co

         JP Morgan

         Co-Managers:

         Banc of America Securities LLC

         Barclays Capital

         Wells Fargo & Co

(2)         Names of Issuers: Brocade Communications

(3)         Title of Securities: Brocade Communications 6.625%

(4)         Cusip: 111621AE8

(5)         Date of First Offering: 1/13/10

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 99.239

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACTIVANT SOLUT	9.5	5/1/2016	Computer Hardware	10.431
SEAGATE TECH HDD	6.8	10/1/2016	Computer Hardware	7.274
SEAGATE TECH INT	10	5/1/2014	Computer Hardware	6.987

(8)     Underwriting Spread or Commission: 1.68%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/13/10

(11)   Portfolio Assets on Trade Date: $765,533,471

(12)   Price Paid per Unit: 99.239

(13)   Total Price Paid by Portfolio: $744,293

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,984,780

(15)   % of Portfolio Assets Applied to Purchase

0.10%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

__________________________[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Goldman Sachs & Co

         JP Morgan

         Co-Managers:

         Banc of America Securities LLC

         Barclays Capital

         Wells Fargo & Co

(2)         Names of Issuers: Brocade Communications

(3)         Title of Securities: Brocade Communications 6.875%

(4)         Cusip: 111621AH1

(5)         Date of First Offering: 1/13/10

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 99.114

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACTIVANT SOLUT	9.5	5/1/2016	Computer Hardware	10.431
SEAGATE TECH HDD	6.8	10/1/2016	Computer Hardware	7.274
SEAGATE TECH INT	10	5/1/2014	Computer Hardware	6.987

(8)     Underwriting Spread or Commission: 1.68%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/13/10

(11)   Portfolio Assets on Trade Date: $765,533,471

(12)   Price Paid per Unit: 99.114

(13)   Total Price Paid by Portfolio: $743,355

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,982,280

(15)   % of Portfolio Assets Applied to Purchase

0.10%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Morgan Stanley

         Credit Suisse

         RBC Capital Markets

         Senior Co-Managers:

         CALYON

         JPMorgan

         Scotia Capital

         Societe Generale

         Wells Fargo Securities

         Co-Managers:

         BMO Capital Markets                 SunTrust Robinson Humphrey

         ING Wholesale                           Citi

         Raymond James                          PNC Capital Markets LLC

         Natixis Bleichroeder LLC            Capital One Southcoast

(2)         Names of Issuers: Cloud Peak Energy

(3)         Title of Securities: Cloud Peak Energy 8.5%

(4)         Cusip: 18911MAB7

(5)         Date of First Offering: 11/20/09

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 99.16

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TECK RESOURCES	10.75	5/15/2019	Metals/Mining Excluding Steel	7.214
VEDANTA RESOURCE	8.75	1/15/2014	Metals/Mining Excluding Steel	8.671
FMG FINANCE	10.625	9/1/2016	Metals/Mining Excluding Steel	8.78

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 year

(10)   Trade Date: 11/20/09

(11)   Portfolio Assets on Trade Date: $731,127,577

(12)   Price Paid per Unit: 99.16

(13)   Total Price Paid by Portfolio: $495,800

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,974,800

(15)   % of Portfolio Assets Applied to Purchase

0.07%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 year

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Morgan Stanley

         Credit Suisse

         RBC Capital Markets

         Senior Co-Managers:

         CALYON

         JPMorgan

         Scotia Capital

         Societe Generale

         Wells Fargo Securities

         Co-Managers:

         BMO Capital Markets                 SunTrust Robinson Humphrey

         ING Wholesale                           Citi

         Raymond James                          PNC Capital Markets LLC

         Natixis Bleichroeder LLC            Capital One Southcoast

(2)         Names of Issuers: Cloud Peak Energy

(3)         Title of Securities: Cloud Peak Energy 8.25%

(4)         Cusip: 18911MAA9

(5)         Date of First Offering: 11/20/09

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 99.268

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ARCH COAL INC	ACI	8.75	8/1/2016	Metals/Mining Excluding Steel	8.132
ALROSA FINANCE	ALROSA	8.875	11/17/2014	Metals/Mining Excluding Steel	8.407
DRUMMOND CO	DRUMCO	7.375	2/15/2016	Metals/Mining Excluding Steel	8.418

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 year

(10)   Trade Date: 11/20/09

(11)   Portfolio Assets on Trade Date: $731,127,577

(12)   Price Paid per Unit: 99.268

(13)   Total Price Paid by Portfolio: $347,438

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,985,360

(15)   % of Portfolio Assets Applied to Purchase

0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 year

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Bank of America Merrill Lynch

         BNP Paribas

         Goldman Sachs & Co

         Morgan Stanley

         RBC Capital Markets

         UBS Securities LLC

         Wells Fargo & Co

         Co-Managers:

         BBVA Securities Inc

         Capital One Southcoast Inc

         Comerica Securities

         US Bancorp Investments Inc

(2)         Names of Issuers: Crosstex Energy

(3)         Title of Securities: Crosstex Energy 8.875%

(4)         Cusip: 22764LAA1

(5)         Date of First Offering: 2/3/10

(6)         Amount of Total Offering: $725,000,000

(7)         Unit Price of Offering: 97.907

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MARKWEST ENERGY	MWE	8.75	4/15/2018	Gas Distribution	8.069
SABINE PASS LNG	LNG	7.25	11/30/2013	Gas Distribution	9.386
ATLAS PIPELINE	APL	8.75	6/15/2018	Gas Distribution	10.001

(8)     Underwriting Spread or Commission: 2.5%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 2/3/10

(11)   Portfolio Assets on Trade Date: $757,731,944

(12)   Price Paid per Unit: 97.907

(13)   Total Price Paid by Portfolio: $195,814

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,958,140

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_______________________________[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Bank of America Merrill Lynch

         JP Morgan

         RBC Capital Markets

         UBS Securities LLC

         Wells Fargo & Co

         Co-Managers:

         BBVA Compass

         BNP Paribas

         Calyon Securities USA Inc

         Capital One Southcoast Inc

         Comerica Securities

         Credit Suisse

         ING Financial Markets

         Scotia Capital Inc

         SunTrust Robinson Humphrey

(2)         Names of Issuers: Denbury Resources Inc

(3)         Title of Securities: Denbury Resources Inc 8.25%

(4)         Cusip: 24823UAG3

(5)         Date of First Offering: 2/3/10

(6)         Amount of Total Offering: $1,000,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENCORE ACQUISITI	EAC	9.5	5/1/2016	Energy - Exploration & Production	8.241
BERRY PETROL CO	BRY	8.25	11/1/2016	Energy - Exploration & Production	8.295
SANDRIDGE ENERGY	SD	8.75	1/15/2020	Energy - Exploration & Production	8.394

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 2/3/10

(11)   Portfolio Assets on Trade Date: $757,731,944

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $825,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.11%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

______________________________[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         BofA Merrill Lynch

         SunTrust Robinson Humphrey

         Wells Fargo Securities

         BNP Paribas

         Barclays Capital

(2)         Names of Issuers: Geo Group Inc

(3)         Title of Securities: Geo Group Inc GEO 7 3/4

(4)         Cusip: 36159RAB9

(5)         Date of First Offering: 10/7/09

(6)         Amount of Total Offering: $250,000,000

(7)         Unit Price of Offering: 98.547

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CORRECTIONS CORP	CXW	7.75	6/1/2017	Support-Services	7.147
IRON MOUNTAIN	IRM	8.75	7/15/2018	Support-Services	7.976
MAC-GRAY CORP	TUC	7.625	8/15/2015	Support-Services	8.002

(8)     Underwriting Spread or Commission: 2.25%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 10/7/09

(11)   Portfolio Assets on Trade Date: $807,187,959

(12)   Price Paid per Unit: 98.547

(13)   Total Price Paid by Portfolio: $221,730.75

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,478,205

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Banc of America Securities LLC

         Citigroup Global Markets Inc

         Morgan Stanley

         Co-Managers:

         Credit Suisse

         Deutsche Bank Securities Inc

         Wells Fargo Securities LLC

(2)         Names of Issuers: Level 3 Financing Inc

(3)         Title of Securities: Level 3 Financing Inc 10.0%

(4)         Cusip: 527298AN3

(5)         Date of First Offering: 1/5/10

(6)         Amount of Total Offering: $640,000,000

(7)         Unit Price of Offering: 97.982

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
US WEST CAP	6.5	11/15/2018	Telecom - Integrated/Services	8.716
PAETEC HOLDING	9.5	7/15/2015	Telecom - Integrated/Services	10.346
INTELSAT BERMUDA	11.25	2/4/2017	Telecom - Integrated/Services	11.047

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/5/10

(11)   Portfolio Assets on Trade Date: $751,043,005

(12)   Price Paid per Unit: 97.982

(13)   Total Price Paid by Portfolio: $587,892

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,449,550

(15)   % of Portfolio Assets Applied to Purchase

0.08%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

______________________________[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         JP Morgan Securities

         Wells Fargo & Co

         Co-Managers:

         BMO Capital Markets Corp

(2)         Names of Issuers: Marquette Transportation

(3)         Title of Securities: Marquette Transportation Co 10.875%

(4)         Cusip: 57161AAA0

(5)         Date of First Offering: 1/12/10

(6)         Amount of Total Offering: $250,000,000

(7)         Unit Price of Offering: 98.81

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GENERAL MARITIME	12	11/15/2017	Transportation Excluding Air/Rail	10.986
ULTRAPETROL	9	11/24/2014	Transportation Excluding Air/Rail	11.134
COMMERCIAL BARGE	12.5	7/15/2017	Transportation Excluding Air/Rail	11.468

(8)     Underwriting Spread or Commission: 2.5%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/12/10

(11)   Portfolio Assets on Trade Date: $766,463,421

(12)   Price Paid per Unit: 98.81

(13)   Total Price Paid by Portfolio: $1,482,150

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,952,400

(15)   % of Portfolio Assets Applied to Purchase

0.19%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Banc of America Securities LLC

         Deutsche Bank Securities Inc

         Goldman Sachs & Co

         Wells Fargo & Co

         Co-Managers:

         Barclays Capital

         Citigroup Global Markets Inc

         Credit Suisse

         JPMorgan

         Morgan Stanley

(2)         Names of Issuers: Toys R Us Property Co

(3)         Title of Securities: Toys R Us Property Co 8.5%

(4)         Cusip: 89236MAA8

(5)         Date of First Offering: 11/10/09

(6)         Amount of Total Offering: $725,000,000

(7)         Unit Price of Offering: 98.573

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DOLLAR GENERAL	DG	11.875	7/15/2017	Non-Food & Drug Retailers	8.36
UNITED AUTO GRP	PAG	7.75	12/15/2016	Non-Food & Drug Retailers	8.51
HSN INC	HSNI	11.25	8/1/2016	Non-Food & Drug Retailers	8.868

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 11/10/09

(11)   Portfolio Assets on Trade Date: $743,950,531

(12)   Price Paid per Unit: 98.573

(13)   Total Price Paid by Portfolio: $985,730

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$4,435,785

(15)   % of Portfolio Assets Applied to Purchase

0.13%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Banc of America Securities LLC

                             Barclays Capital

                             BNP Paribas

                             Deutsche Bank Securities Inc

                             JP Morgan Securities

                             RBS Securities Corp

Co-Manager(s)   Allied Irish Bank (US)

                             BBVA Securities Inc

                             BNY Mellon Capital Markets LLC

                             Daiwa Securities America Inc

                             ING Wholesale Banking

                             Mitsubishi UFJ Securities USA Inc

                             Mizuho Securities USA Inc

                             RBC Capital Markets

                             Scotia Capital Inc

                             Standard Chartered Bank (US)

                             Wells Fargo Securities LLC

(2)         Names of Issuers: Boston Scientific

(3)         Title of Securities: BSX 6 01/15/20 cusip – 101137AK3

(4)         Date of First Offering: 12/10/2009

(5)         Amount of Total Offering:  $850,000,000.00

(6)         Unit Price of Offering: $ 99.031

Comparable Securities

1) Bank of America Corp – 060505DB7

2) Goldman Sachs Grp Cusip = 38141EA25

3) National City Corp – 635405AM5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 30

(9)     Trade Date:  12/10/2009

(10)   Portfolio Assets on Trade Date: $459,129,189

(11)   Price Paid per Unit: $99.031

(12)   Total Price Paid by Portfolio:

415,000 bonds @ $99.031 = $410,978.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         18,000,000  bonds @ $99.031 = $17,825,580

(14)   % of Portfolio Assets Applied to Purchase

            0.090

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         30 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver – Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Bank of America Merrill Lynch

                                                         Barclays Capital

                                                         Citigroup Global Markets Inc

                                                         Credit Suisse Securities USA LLC

                                                         JP Morgan Securities

Co-Manager(s)                               BNP Paribas Securities Corp

                                                         Calyon Securities USA Inc

                                                         Daiwa Securities America Inc

                                                         Mitsubishi UFJ Securities USA Inc

                                                         Mizuho Securities USA Inc

                                                         Morgan Stanley & Co Inc

                                                         RBC Capital Markets

                                                         RBS Securities Inc

                                                         Scotia Capital Inc

                                                         SunTrust Robinson Humphrey Inc

                                                         UBS Securities LLC

                                                         Wells Fargo Securities LLC

(2)         Names of Issuers: Valero Energy Corp

(3)         Title of Securities: VLO 4.5 2/15 c#91913YAQ3

(4)         Date of First Offering: 2/3/2010

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.736

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) Kinder Morgan – C# 49455WAD8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 30

(9)     Trade Date:  2/3/2010

(10)   Portfolio Assets on Trade Date: $460,579,823

(11)   Price Paid per Unit: $99.736

(12)   Total Price Paid by Portfolio: 265,000 bonds @ $99.736 = $264,300.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.736 = $9,973,600

(14)   % of Portfolio Assets Applied to Purchase

0.057%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         30 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/3/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Barclays Capital

                                                         Calyon Securities USA Inc

                                                         Citigroup Global Markets Inc

                                                         Scotia Capital Inc

                                                         BNP Paribas

                                                         JP Morgan Securities

                                                         RBS Securities

                                                         Wells Fargo Secs

Co-Managers  -                               TD Secs

                                                         The Williams Group

                                                         Mitsubishi UFJ Secs

                                                         RBC Cap’l Markets

                                                         BOSC, Inc

                                                         Natexis Bleichroeder

(2)         Names of Issuers: Williams Partners LP

(3)         Title of Securities: WPZ 6.3 4/40 c# 96950FAE4

(4)         Date of First Offering: 2/2/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 99.401

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 49455WAF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  2/2/2010

(10)   Portfolio Assets on Trade Date: $461,423,768

(11)   Price Paid per Unit: $99.401

(12)   Total Price Paid by Portfolio: 660,000 bonds @ $99.401 = $656,046.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.401 = $24,850,250

(14)   % of Portfolio Assets Applied to Purchase

0.142%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/2/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Jt Lead Managers  Bank of New York Mellon Corp/The

 Bank of America Merrill Lynch

 Barclays Capital

 JP Morgan

 Wells Fargo

(2)         Names of Issuers: CVS Caremark Corp.

(3)         Title of Securities: CVS 6.125 09/15/39 Cusip 126650BR0

(4)         Date of First Offering: 09/08/09

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.672

Comparable Securities

1) Comcast Corp cusip 20030NAY7

2) BSY PLC isin 1658KAB73

3) Thomson Reuters Corp cusip 884903AY1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 46 years

(9)     Trade Date: 09/08/09

(10)   Portfolio Assets on Trade Date: $423,254,442

(11)   Price Paid per Unit: $99.672

(12)   Total Price Paid by Portfolio: 720,000 bonds @ $99.672 = $717,638.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000 bonds @ $99.672 = $29,901,600

(14)   % of Portfolio Assets Applied to Purchase:  0.170%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         46 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver

Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Joint Lead Managers  -  Mitsubishi UFJ Securities USA Inc

Sr Co-Manager(s)   Banca IMI

                                  Keybanc Capital Markets

                                  SunTrust Robinson Humphrey

                                  Unicredito Italiano

                                  US Bancorp Investments Inc

                                  Wells Fargo

Co-Manager(s)   Loop Capital Markets LLC

                             Williams Capital Group LP

(2)         Names of Issuers:  Morgan Stanley

(3)         Title of Securities: MS 5.625 09/23/19 cusip – 61747YCJ2

(4)         Date of First Offering: 9/16/2009

(5)         Amount of Total Offering :  $3,000,000,000.00

(6)         Unit Price of Offering:  $ 99.585

Comparable Securities

1) Bank of America Corp – 060505DB7

2) Goldman Sachs Grp Cusip = 38141EA25

3) National City Corp – 635405AM5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  74

(9)     Trade Date:  9/16/2009

(10)   Portfolio Assets on Trade Date: $432,573,145

(11)   Price Paid per Unit: $99.585

(12)   Total Price Paid by Portfolio

         730,000 bonds @ $99.585 = $726,970.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         31,000,000  bonds @ $99.585 = $30,871,350

(14)   % of Portfolio Assets Applied to Purchase

         0.169%

(15)     Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai S. Shiver

Director of Business Risk/CCO

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi

Name of Issuers:  Citi

Title Of Security: Apollo Investment Corp.

Date of First Offering: 12/9/09

Comparable Securities:

                                                                  Apollo Inv. Corp.       Cit Group Conv. Pfd     Energy Solutions Inc.

Amount of Total Offering:                              $98,200,000               $746,200,000                 $690,000,000

Unit Price of Offering:                                   $10                            $26.00                          $23.00

Underwriting Spread or Commission:             .2651/share                94 cents                        3.60%

                                                                  (selling concession)    (selling concession)

Years of Issuers Operations:                         19 years

Trade Date:                                                 12/9/2009

Portfolio Assets on Trade Date:                     $549,823,317

as of 11/30/09

Price Paid per Unit:                                      $9.82

Total Price Paid by Portfolio:                         $324,060

Total Price paid for securities by other           $9.82

portfolios for which sub advisers acts as

investment adviser:

Percent of Portfolio Assets:                          0.04%

Test set forth in paragraph (B)(4) of                Yes

Procedures satisfied?

Prohibitions set forth in paragraph (B)(5) Yes

of Procedures Not Violated?

Years of Continuous Operation:                     over 3 years

Municipal Security - Received a rating            N/A

in compliance with paragraph (A)(4)

of the Procedures?

Have the conditions in paragraphs                 Yes

(B)(1)(a), (B)(1)(b) and (B)(1)(c') been

satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi

Name of Issuers:  Goldman Sachs / Deutsche Bank

Title Of Security:  Dole Food Company Inc.

Date of First Offering: 10/22/09

Comparable Securities:

                                                                 Dole Food Company Inc.   Verisk Analytics Inc.    Apollo Inv. Corp.

Amount of Total Offering:                             $3.57 Million                        $462,000,000                 $1.137 Billion

Unit Price of Offering:                                  $13                                     $22                               $9

Underwriting Spread or Commission:            45C/share                           52C/share                     23.625C/share

                                                                (selling concession)             (selling concession)

Years of Issuers Operations:                       158 years

Trade Date:                                                10/22/2009

Portfolio Assets on Trade Date:                   $546,689,086

(as of 10/23/09)

Price Paid per Unit:                                    $12.50

Total Price Paid by Portfolio:                       $12.50

Total Price paid for securities by other          $12.50

portfolios for which sub advisers acts as

investment adviser:

Percent of Portfolio Assets:                         0.28%

Test set forth in paragraph (B)(4) of              Yes

Procedures satisfied?

Prohibitions set forth in paragraph (B)(5)  Yes

of Procedures Not Violated?

Years of Continuous Operation:                   over 3 years

Municipal Security - Received a rating          N/A

in compliance with paragraph (A)(4)

of the Procedures?

Have the conditions in paragraphs                Yes

(B)(1)(a), (B)(1)(b) and (B)(1)(c') been

satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citigroup

Name of Issuers:  Citigroup

Title Of Security:  Dollar General Corp.

Date of First Offering: 11/12/09

Comparable Securities:

                                                           Dollar General Corp.   Ford Convertible Bonds     Dole Food Company Inc.

Amount of Total Offering:                       $823,200,000                 $3.57 Million                        $3.57 Million

Unit Price of Offering:                            $21                               $100                                   $13

Underwriting Spread or Commission:      72.45 cents/share                                                    45C/share

                                                          (selling concession)       (selling concession)

Years of Issuers Operations:                 54 years

Trade Date:                                          11/12/2009

Portfolio Assets on Trade Date:             $589,345,272

(as of 11/13/09)

Price Paid per Unit:                              $21.00

Total Price Paid by Portfolio:                 $21.00

Total Price paid for securities by other    $21.00

portfolios for which sub advisers acts as

investment adviser:

Percent of Portfolio Assets:                   0.20%

Test set forth in paragraph (B)(4) of        Yes

Procedures satisfied?

Prohibitions set forth in paragraph (B)(5) Yes

of Procedures Not Violated?

Years of Continuous Operation:             over 3 years

Municipal Security - Received a rating    N/A

in compliance with paragraph (A)(4)

of the Procedures?

Have the conditions in paragraphs          Yes

(B)(1)(a), (B)(1)(b) and (B)(1)(c') been

satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi

Name of Issuers:  Citigroup

Title Of Security:  Ford Convertible Bonds

Date of First Offering: 11/3/09

Comparable Securities:

                                                                 Ford Convertible Bonds     Dole Food Company Inc.   Verisk Analytics Inc.

Amount of Total Offering:                             $3.57 Million                        $3.57 Million                        $462,000,000

Unit Price of Offering:                                  $100                                   $13                                     $22

Underwriting Spread or Commission:            it’s a bond-no commission   45C/share                           52C/share

                                                                (selling concession)             (selling concession)

Years of Issuers Operations:                       110 years

Trade Date:                                                11/3/2009

Portfolio Assets on Trade Date:                   $560,421,566

(as of 10/23/09)

Price Paid per Unit:                                    $100.00

Total Price Paid by Portfolio:                       $100.00

Total Price paid for securities by other          $100.00

portfolios for which sub advisers acts as

investment adviser:

Percent of Portfolio Assets:                         0.01%

Test set forth in paragraph (B)(4) of              Yes

Procedures satisfied?

Prohibitions set forth in paragraph (B)(5)   Yes

of Procedures Not Violated?

Years of Continuous Operation:                   over 3 years

Municipal Security - Received a rating          N/A

in compliance with paragraph (A)(4)

of the Procedures?

Have the conditions in paragraphs                Yes

(B)(1)(a), (B)(1)(b) and (B)(1)(c') been

satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Citi

Name of Issuers:  Morgan Stanley

Title Of Security:  Verisk Analytics Inc.

Date of First Offering: 10/6/09

Comparable Securities:

                                                                 Verisk Analytics Inc.       Cit Group Conv. Pfd        Apollo Inv. Corp.

Amount of Total Offering:                             $462,000,000                    $746,200,000                    $1.137 Billion

Unit Price of Offering:                                  $22                                  $26.00                             $9

Underwriting Spread or Commission:            52C/share                        94 cents                           23.625C/share

                                                                (selling concession)          (selling concession)

Years of Issuers Operations:                       38years

Trade Date:                                                10/6/2009

Portfolio Assets on Trade Date:                   $551,810,631

**as of 10/06/09

Price Paid per Unit:                                    $22.00

Total Price Paid by Portfolio:                       $450,208

Total Price paid for securities by other          $22.00

portfolios for which sub advisers acts as

investment adviser:

Percent of Portfolio Assets:                         0.07%

Test set forth in paragraph (B)(4) of              Yes

Procedures satisfied?

Prohibitions set forth in paragraph (B)(5)   Yes

of Procedures Not Violated?

Years of Continuous Operation:                   over 3 years

Municipal Security - Received a rating          N/A

in compliance with paragraph (A)(4)

of the Procedures?

Have the conditions in paragraphs                Yes

(B)(1)(a), (B)(1)(b) and (B)(1)(c') been

satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature: